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                                                                      EXHIBIT 99

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

     ChatCom, Inc. (the "Company") desires to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and is filing this Form 8-K to do so. Many of the following important factors have been discussed in the Company's prior filings with the Securities and Exchange Commission (the "SEC").

     The Company wishes to caution readers that the following important factors, among others, have affected, or in the future could affect, the Company's actual results and could cause the Company's actual results for future periods to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company.


                               IMPORTANT FACTORS

LIQUIDITY AND ABILITY TO CONTINUE AS A GOING CONCERN
- ----------------------------------------------------

     The Company has incurred operating losses in each of its last three fiscal years and in the three months ended June 30, 1996. Should the Company continue to experience operating losses in the future which results in a significant utilization of liquid resources, the Company's liquidity and its ability to sustain operations at current levels or to continue as a going concern could be materially, adversely affected.

     The Company previously relied upon a line-of-credit financing arrangement for working capital to support its operations. In May 1996, the Company repaid all amounts owing under the line-of-credit and terminated the agreement. The Company intends to meet its short-term working capital needs with the remaining proceeds from a private placement of equity securities that it completed in May, 1996 and the proceeds from the exercise of warrants and options in June 1996.
In July 1996, the Company reduced its workforce in connection with a restructuring to allow for greater conservation of liquid resources and the outsourcing of a greater portion of the manufacturing activities. The Company believes that the increased outsourcing of manufacturing will allow the Company to respond more rapidly to changes in sales volume, reduce the amount of inventory on hand and realize cost savings by utilizing the purchasing power of the Company's subcontractors for component purchases. The Company believes that after giving effect to the recent reduction in the Company's workforce, the capital resources that it currently possesses should be sufficient to sustain operations at current levels through the end of the fiscal year even without a significant increase in revenue during the balance of the fiscal year. Additional capital resources might be obtained through the calling or voluntary exercise of warrants that were issued in connection with the Company's 1995 private placement. The exercise of these warrants could yield proceeds of up to $4,819,500. The Company may call these warrants for redemption at $3.00 per warrant if the market value of the Company's common stock ("Common Stock") has been greater than $3.60 per share for ten consecutive trading days. As of the date of this report, the conditions necessary for the Company to call the warrants have not been satisfied.

     Should the Company experience significant growth in revenues that requires the utilization of significant liquid resources for the financing of increased accounts receivable and inventory balances, the Company may seek a new line-of-credit financing agreement to assist in meeting such cash requirements. There can be no assurance that the Company will be able to secure such an agreement when desired, and failure to obtain such an agreement would be likely to have a materially adverse effect upon the Company's liquidity. The Company does not currently have a committment from any third party to provide short-term financing.

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     The Company may seek additional public or private financing to meet its longer term capital needs if market conditions are favorable. If additional funds are raised through the issuance of equity securities, it is likely that the Company will be required to sell such securities at a substantial discount to the then current market price for the Common Stock, the percentage ownership of the then current shareholders of the Company will be reduced, and such equity securities may have rights, preferences or privileges senior to those of the holders of the Company's Common Stock. No assurance can be given that additional financing will be available or that, if available, it will be available on terms favorable to the Company or its shareholders. Any increase in the outstanding number of shares of Common Stock or options and warrants may have an adverse effect on the market price of the Common Stock and may hinder efforts to arrange future financing. If adequate funds are not available to satisfy capital requirements, the Company may be required to curtail its operations significantly or to obtain funds through arrangements with strategic partners or others that may require the Company to relinquish material rights to certain of its technologies or potential markets.

FLUCTUATIONS IN OPERATING RESULTS
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     The Company's reported results of operations are subject to considerable fluctuations due to changes in demand for the Company's products and other factors, and there can be no assurance that the Company will be profitable in any particular period. Demand for the Company's products in each of the markets it serves can vary significantly from quarter to quarter due to revisions in budgets or schedules for customer projects requiring the Company's products, changes in demand for systems that incorporate the Company's products, general business and economic factors and other factors beyond the control of the Company.

DEPENDENCE ON NEW PRODUCT DEVELOPMENT
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     The markets served by the Company are characterized by rapid technological advances, downward price pressure in the marketplace as technologies mature, changes in customer requirements, frequent new product introductions and enhancements and price erosion. The Company's business requires substantial ongoing research and development efforts and expenditures, and its future success will depend on its ability to enhance its current products, reduce product costs and develop and introduce new products that both keep pace with technological developments in response to evolving customer requirements and that also achieve market acceptance.

     The remote access product market in particular is characterized by the continuing advancement of technology, including technologies relating to the increased efficiency of remote data transmission and the speed and efficiency of microprocessors. The Company's strategy is to update its products to accommodate new technologies; however, there can be no assurance that the new technologies will not render the Company's products obsolete. Management believes the Company must continue to respond quickly to the needs of its customers for broad product functionality and to advances in hardware, emerging technologies such as ISDN (Integrated Services Digital Network), Frame Relay and ATM (Asynchronous Transfer Mode), operating system software and application software. There can be no assurance that the Company will be able to respond effectively to technological changes or product announcements by its competitors. If the Company is unable, for technological or other reasons, to develop and introduce products and applications in a timely manner in response to changing market conditions or customer requirements, the Company's operating results and financial condition could be materially, adversely affected.

     Additionally, the marketability of the Company's products is influenced to a significant degree by the management capabilities and efficiency of proprietary software that is an integral component of the remote access solutions that are offered by the Company. The Company's strategy is to continually update its proprietary remote access management software to increase its capabilities and efficiency as well as to maintain its compatibility with application and operating software and network protocols that proliferate in the marketplace. There can be no assurance that the Company's competitors will not introduce

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proprietary management software that could render the Company's products obsolete or that the Company will be able to revise its management software so that it is compatible with applications software, operating software and network protocols that may be introduced in the future. If the Company is unable to develop or revise its management software in response to changes in its operating environment or customer requirements, the Company's operating results and financial condition could be materially, adversely affected.

NEED TO MANAGE PRODUCT TRANSITIONS
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     The introduction of new and enhanced products requires the Company to manage the transition from older products in order to minimize disruption in customer ordering patterns, avoid excessive levels of older product inventories and ensure that adequate supplies of new products can be delivered to meet customer demand. There can be no assurance that the Company will successfully manage the transition to selling new products as such products are developed and introduced, and the failure to do so could have a materially adverse effect on the Company's operating results and financial condition.

HIGHLY COMPETITIVE ENVIRONMENT
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     The market for remote access products is highly competitive.  The Company competes with traditional vendors of terminal servers, personal computers, modems, remote control software, terminal emulation software and application specific remote access solutions. The Company also competes with suppliers of routers, hubs and other data communication products. In the future, the Company expects competition from companies offering remote access solutions based on emerging technologies such as switched digital telephone services. In addition, the Company may encounter increased competition from operating systems ("OS") and network operating system ("NOS") vendors to the extent such vendors include full remote access capabilities in their products. The Company may also encounter future competition from telephony service providers (such as AT&T or the regional Bell operating companies) that may offer remote access services through their telephone networks.

     The basic method of remote access for a business using the Company's products involves a remote user establishing a connection directly to a remote access server on their company's network. This method of remote access could migrate to one in which the remote user establishes a connection to a public network, such as the Internet, to which the company network is also connected. The development of remote access service offerings from public networks could have a materially adverse effect on the Company's business.

     Due in part to liquidity constraints, the Company decreased its sales and marketing expenditures during the quarters ended December 31, 1995 and March 31, 1996. Although such liquidity constraints have since been alleviated and the Company has subsequently increased its sales and marketing efforts, the prior marketing hiatus may continue to have some adverse impact on the Company's revenues for subsequent periods due to the protracted sales cycle of the Company's products. The Company's ability to thereafter increase revenues will be dependent upon a number of factors, including but not limited to the market's acceptance of the Company's future products, the ability of the Company to penetrate new markets and the strength of the Company's competition. There can be no assurance that the Company's previous decrease in sales and marketing efforts will not have a materially adverse effect on the Company's competitive position in future periods.

     Increased competition could result in price reductions and loss of market share, which would adversely affect the Company's results of operations. Many of the Company's current and potential competitors have greater financial, marketing, technical and other resources than the Company. There can be no assurance that the Company will be able to compete successfully with its existing competitors or any new competitors.

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RELIANCE ON CERTAIN MARKETS; EARLY STAGE OF MARKET
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     The Company currently devotes a majority of its product development, manufacturing, marketing and sales resources to the remote access market. Although the Company believes that its concentrated focus provides it with certain competitive advantages in the remote access market, this focus may also leave the Company more vulnerable to a decline in the remote access market than companies with more diverse product offerings. In addition, the Company's future financial performance will depend in large part on continued growth of the remote access market, which in turn will depend in part on the number of organizations utilizing remote access products and the number of applications developed for use with those products. There can be no assurance that these markets will continue to grow or that the Company will be able to respond effectively to the evolving requirements of these markets. Any significant decline in, or significant decrease in the growth rate of, the remote access market could have a materially adverse effect on the Company's results of operations and financial condition. Additionally, many of the Company's customers do not yet have a standard remote access solution, and there can be no assurance that the Company's products will be the standard adopted by its customers.

     The Company has recently begun to devote a significant portion of its product development, sales and marketing resources to serving the server consolidation market. The server consolidation market is a substantially larger market than the remote access market and is serviced by competitors with far greater resources than those of the Company. The Company believes that its current products and its products under development have unique features and attributes that will be attractive to certain segments of the server consolidation market. The Company's future success and growth is in large part dependent upon its ability to forge significant inroads in the server consolidation market. However, there can be no assurance that the Company's products will be accepted in the server consolidation market, or that any significant inroads in such market will be made.

POTENTIAL ADVERSE IMPACT OF PRODUCT RETURNS AND PRICE REDUCTIONS
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     The Company provides one of its resellers with product return rights for stock balancing and price protection rights and any distributors that the Company may utilize in the future will likely be afforded similar rights. Stock balancing rights permit the reseller to return products to the Company for credit, within specified limits and subject to purchasing an equal amount of other Company products. Price protection rights require that the Company grant retroactive price adjustments for inventories of the Company's products held by that reseller if the Company lowers its price for such products. There can be no assurance that the Company will not experience significant returns or price protection adjustments in the future that could have a materially adverse effect on the Company's operating results and financial condition.

PRODUCT DEFECTS
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     New products, when first released by the Company, may contain undetected design faults and software errors, or "bugs" that, despite testing by the Company, are discovered only after a product has been installed and used by customers. There can be no assurance that faults or errors in the Company's existing products or in new products introduced by the Company will not be discovered in the future, causing delays in product introductions and shipments or requiring design modifications that could adversely affect the Company's competitive position and results of operations. In addition, there can be no assurance that new products or product enhancements developed by the Company will achieve market acceptance or, if successful, will not adversely impact the sales of the Company's existing products. On several occasions, the Company has discovered minor design defects in its products that have caused delays in the introduction of products. To date, however, the Company has not experienced any significant problems in this regard and has not recalled products as a result of a product defect.

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DEPENDENCE ON KEY PERSONNEL
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     The Company's future success depends in large part on the continued service of its key marketing, sales and management personnel. The Company is dependent upon its ability to identify, hire, train, retain and motivate high quality personnel, especially highly skilled engineers involved in the ongoing hardware and software development required to refine the existing products, to introduce enhancements for future applications and to develop new products. The Company is particularly dependent on the skills and contributions of certain of its management personnel, although the Company does not have any long-term employment agreements with any of these individuals. Competition for personnel in the Company's industry, as well as in the computer hardware and software industry, is characterized by a high level of employee mobility and aggressive recruiting of skilled personnel. There can be no assurance that the Company's current employees will continue to work for the Company or that the Company will be able to obtain the services of additional personnel necessary for the Company's growth, if any.

DEPENDENCE ON TIMELY RECEIPT OF ACCEPTABLE COMPONENTS
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     The Company depends on the timely receipt of non-defective components to meet its manufacturing schedule. The Company's operating results or financial condition could be adversely affected by the receipt of a significant number of defective components or a delay in component delivery, an increase in component prices or the inability of the Company to obtain lower component prices in response to competitive pressures on the pricing of the Company's products.

RELIANCE ON CERTAIN SUPPLIERS
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     The Company purchases from various independent suppliers numerous parts, supplies and other components, which the Company assembles into products. Although there are at least dual suppliers for many of such parts, supplies and components, the Company currently relies on single sources of supply for certain parts and components, and the Company is vulnerable to product changes by and variances in product quality from these suppliers. Although management believes that such changes and quality fluctuations could be accommodated by the Company, they may necessitate changes in the Company's product design or manufacturing methods, and the Company could experience temporary delays or interruptions in supply while such changes are incorporated or a new source of supply is procured. Any future disruptions in supply of suitable parts and components from the Company's principal suppliers could have a materially adverse effect on the Company's operating results and financial condition.

     Additionally, in an effort to reduce the inventory of individual components, the Company has recently instituted, and intends to implement for subassemblies that meet vendor volume requirements, "turn key" purchasing for some of its products, whereby instead of purchasing individual components and sending them to contractors for soldering, the final subassemblies themselves are purchased from the suppliers. There can be no assurance that such increased reliance on "turn key" purchasing will not increase the risk of possible disruptions in supply, or that such subassemblies will consistently meet the requirements of the Company.

MANAGEMENT OF INVENTORY; RISK OF INVENTORY OBSOLESCENCE
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     The marketplace dictates that many of the Company's products be shipped very quickly after an order is received. Since purchased component and manufacturing lead times are typically much longer than the short order fulfillment times allowed by the marketplace, the Company is required to maintain adequate inventories of both components and finished goods, and must accurately forecast demand for finished products. Historically, the Company has been unable to accurately forecast specific future demand, requiring it to maintain relatively large inventory levels, which has had an adverse effect on its financial condition. The relatively high levels of inventories have also contributed to the Company

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experiencing costs relating to obsolescence of inventories, which has had an adverse effect on the Company's results of operations and financial condition.

     Engineering refinements to the Company's new hardware and software products are relatively common. These changes can result in the disruption of the manufacturing operation and delays in delivery dates. These changes also can cause the finished goods inventory to enjoy a relatively short shelf life or may require the Company to incur additional costs to rework the finished goods or work-in-process inventories that were produced prior to the engineering change. These and other circumstances, including inaccurate forecasts of customer demand, poor availability of purchased components, supplier quality problems, allocation limitations of key components by their manufacturer, carrier strikes or damage to products during manufacture could result in a buildup of excess components of finished goods on the one hand or an inability to deliver product on a timely basis on the other hand, either of which could have a materially adverse effect on the Company's operating results and financial condition.

     The Company has incurred inventory writedowns in the past. While the Company maintains valuation allowances for excess and obsolete inventories, which it believes to be adequate, significant changes in the technology prevailing in the industry could require the Company to record additional valuation reserves. Should future writedowns become necessary, such writedowns could have a materially adverse effect on the Company's operating results and financial condition.

DEPENDENCE ON PROPRIETARY TECHNOLOGY
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     The Company's future success and competitive position is dependent partly upon its proprietary technology, and the Company relies in part on trademark and copyright law and, to a lesser extent, patent law to protect its intellectual property. There can be no assurance that any patent owned by the Company will not be invalidated, circumvented or challenged, that the rights granted thereunder will provide competitive advantages to the Company or that any of the Company's pending or future patent applications will be issued within the scope of the claims sought by the Company, if at all. Furthermore, there can be no assurance that others will not develop technologies that are similar or superior to the Company's technology, duplicate the Company's technology or design around the patents owned by the Company. In addition, effective copyright and trade secret protection may be unavailable or limited in certain foreign countries.

POTENTIAL EROSION OF PROFIT MARGINS
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     As a result of competitive pressures and technological changes, the sales price of the Company's current products may decrease over time. As markets develop for the Company's products, the Company expects that the average selling price will decrease, which will adversely affect gross profit margins to the extent that such decreases are not offset by new higher-margin products or product cost reductions. In addition, certain of the Company's competitors have significantly greater resources than the Company, and the market for the Company's products is relatively new and undeveloped. There can be no assurance that a competitor will not enter the remote access communications market and devote substantial resources to the introduction of competing products at lower prices, which could require the Company to reduce the price of its products. Such a price reduction could have an adverse effect on the Company's profit margins, and accordingly, on its operating results and financial condition.

POSSIBLE DILUTIVE EFFECT OF OUTSTANDING OPTIONS, WARRANTS AND PREFERRED STOCK
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     The Company previously has issued or granted shares of convertible preferred stock, warrants and stock options that currently are convertible into or exercisable for a substantial number of shares of the Company's Common Stock. Because the Company anticipates that the trading price of Common Stock at the time of exercise of any such options or warrants or conversion of such preferred stock will exceed the exercise or conversion price, such exercise or conversion will have a dilutive effect on the Company's shareholders.

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